EXHIBIT 10.16

                            AMENDMENT AGREEMENT NO. 1
                             TO AMENDED AND RESTATED
                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (this "Agreement") is made and entered into as of this 20th day of February, 1998, by and among WATSCO, INC., a Florida corporation (the "Borrower"), the Lenders signatory hereto (the "Lenders") and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association and successor to NationsBank, National Association (South), as Agent (the "Agent") for the Lenders party to the Credit Agreement described below.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Revolving Credit Agreement dated August 8, 1997 (the "Credit Agreement") pursuant to which the Lenders have agreed to make available to the Borrower a revolving credit facility of up to $260,000,000; and

         WHEREAS, as a condition to the making of loans the Lenders have required that each Subsidiary of Borrower execute a Facility Guaranty whereby it guarantees payment of the Obligations arising under the Credit Agreement; and

         WHEREAS, the Borrower intends to dispose of its non-distribution businesses consisting of its manufacturing operations (the "Manufacturing Business") owned by its Manufacturing Subsidiary and its temporary staffing business, Dunhill Staffing Systems, Inc. and Subsidiaries (the "Staffing Business") in a single or series of transactions; and

         WHEREAS, the Borrower has requested and the Agent and the Lenders have agreed, subject to the terms and conditions of this Agreement, to amend certain provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Loan Documents shall mean that certain Amended and Restated Revolving Credit and Reimbursement Agreement dated as of August 8, 1997 by and among the Agent, the Lenders and the Borrower, as hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.


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         2. AMENDMENTS. Subject to the conditions set forth herein, the Credit
Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

                  (a) Section 1.1 of the Credit Agreement is hereby amended by inserting therein the following new defined terms in alphabetical order:

                           "'Manufacturing Subsidiaries' means each of
                  P.E./Delmar, Inc., Watsco Components, Inc., and Watsco Export, Inc."

                  (b) Section 8.4 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (e) thereof, deleting the "." at the end of clause (f) thereof and inserting the word "; and" in replacement thereof and by adding a new clause (g) at the end thereof which shall read in its entirety as follows:

                           "(g) Liens incurred in any sale, transfer or
                  disposition of accounts receivable as permitted under SECTION 8.6(G)."

                  (c) Section 8.6 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.6 is inserted in replacement thereof:

                           "8.6 TRANSFER OF ASSETS. Sell, lease, transfer or
                  otherwise dispose of any assets of Borrower or any Subsidiary (including any ownership interest in any Subsidiary) other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of equipment or real property which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is less, of $5,000,000 or less and is not replaced by equipment having at least equivalent value, (c) dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of the Borrower, no longer best used or useful in its business or that of any Subsidiary, (d) transfers of assets necessary to give effect to merger or consolidation transactions permitted by SECTION 8.8, (e) the disposition of Eligible Securities in the ordinary course of management of the investment portfolio of the Borrower and its Subsidiaries, (f) the sale or disposition of all or substantially all of the capital stock or assets of Dunhill or any of the Manufacturing Subsidiaries for no less than fair market value, as determined by the Board of Directors of the Borrower, (upon which event the Agent will, at the request and reasonable expense of the Borrower, execute such documents as shall be acceptable to the Agent and its special counsel releasing Dunhill and each Manufacturing Subsidiary from its obligations under any Facility Guaranty to which it is a party), consideration for which may include notes of purchasers in an aggregate amount not exceeding $25,000,000 and a repayment term not exceeding three years, and (g) the sale, without recourse, other than for misrepresentation, by Gemaire Distributors, Inc. and Coastline

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                  Distribution, Inc. of accounts receivable having a value, net on all allowances and discounts, of not to exceed during any Fiscal Year an aggregate dollar value of $5,000,000 which receivables shall be payable by Persons who are not United States citizens or organized and existing under the laws of the United States or a state or territory thereof."

                  (d) Section 8.7 of the Credit Agreement is hereby amended by
         (i) amending and restating clause (f) in its entirety so that as amended it reads as follows:

                           "(f) additional investments in Persons provided that
                  (i) the aggregate costs incurred in making such investments (reduced by cash dividends or other cash payments received on or in consideration of such investments) does not exceed $20,000,000 in the aggregate at any time and (ii) prior to and immediately after giving effect to such investment, no Default or Event of Default shall exist and be continuing;"

         (ii) deleting the word "and" at the end of clause (g) thereof, (iii) replacing the "." at the end of clause (h) thereof with a semicolon and
         (iv) inserting new clauses (i) and (j) at the end thereof which shall read as follows:

                           "(i) investments consisting of ownership interests in
                  another Person resulting from dispositions or mergers permitted under SECTION 8.6(F) and SECTION 8.8 hereof; and

                           (j) the notes of purchasers described in Section
                  8.6(f)."

                  (e) Section 8.8 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.8 is inserted in replacement thereof:

                           "8.8 MERGER OR CONSOLIDATION. (a) Consolidate with or
                  merge into any other Person, or (b) permit any other Person to merge into it, or (c) liquidate, wind-up or dissolve or sell, transfer or lease or otherwise dispose of all or a substantial part of its assets; PROVIDED, HOWEVER, (i) any Subsidiary of the Borrower may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any wholly-owned Subsidiary of the Borrower, and (ii) any other Person may merge into or consolidate with the Borrower or any wholly-owned Subsidiary and any Subsidiary may merge into or consolidate with any other Person in order to consummate an Acquisition permitted by SECTION 8.2, PROVIDED FURTHER, that any resulting or surviving entity shall execute and deliver such agreements and other documents, including a Facility Guaranty, and take such other action as the Agent may require to evidence or confirm its express assumption of the obligations and liabilities of its predecessor entities under the Loan Documents; and PROVIDED FURTHER that Dunhill and

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

                  any Manufacturing Subsidiary may merge with or into or consolidate with any other Person in connection with the disposition of Dunhill or such Manufacturing Subsidiary in accordance with SECTION 8.6(F) so long as a result thereof the Borrower and/or its Subsidiaries shall not be liable for or assume any liability or obligation of any Person who was not immediately prior to such time a Subsidiary."

         3. GUARANTORS. Each of the Guarantors has joined into the execution of this Agreement for the purpose of consenting to the amendment contained herein and reaffirming its guaranty of the Obligations.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and certifies that:

                           (1) The representations and warranties made by it in
         Article VI of the Credit Agreement are true on and as of the date hereof before and after giving effect to this Agreement except that the financial statements referred to in Section 6.6(a) shall be those most recently furnished to each Lender pursuant to Section 7.1(a) and (b) of the Credit Agreement;

                           (2) The Borrower has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

                           (3) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.1 of the Credit Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

                           (4) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent under Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                           (5) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

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         5. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature pages follow.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                  WATSCO, INC.

WITNESS:

 /S/ DORIS ZULUETA                  By: /S/ BARRY S. LOGAN
 ------------------                 ---------------------------------------
                                    Name:  Barry S. Logan
 /S/ PAUL D. SISAK                  Title: Vice President Finance and Chief
 ------------------                        Financial Officer

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
                                 GUARANTORS:

                                 WATSCO COMPONENTS, INC.
                                 P.E./DEL MAR, INC.
                                 CDS HOLDINGS, INC.
                                 COASTLINE DISTRIBUTION, INC.
                                 A&C DISTRIBUTORS, INC.
                                 GEMAIRE DISTRIBUTORS, INC.
                                 H.B. ADAMS DISTRIBUTORS, INC.
                                 GEM CREDIT CORPORATION
                                 THE FLORIDA AD COMPANY
                                 GEMAIRE INTERNATIONAL, INC.
                                 GEMAIRE HOLDINGS, INC.
                                 GEMAIRE CARIBE, INC.
                                 COMFORT SUPPLY, INC.
                                 WATSCO EXPORT, INC.
                                 THE HOUSTON AD COMPANY, INC.
                                 HEATING & COOLING SUPPLY, INC.
                                 THREE STATES SUPPLY COMPANY, INC.
                                 CP DISTRIBUTORS, INC.
                                 COMFORT PRODUCTS DISTRIBUTING, INC.
                                 CENTRAL PLAINS DISTRIBUTING, INC.
                                 CENTRAL AIR CONDITIONING DISTRIBUTORS,  INC.
                                 WEATHERTROL SUPPLY COMPANY
                                 AIR SYSTEMS DISTRIBUTORS, INC.
                                 DUNHILL STAFFING SYSTEMS, INC.
                                 DUNHILL TEMPORARY SYSTEMS OF
                                    INDIANAPOLIS, INC.
                                 DUNHILL TEMPORARY SYSTEM OF
                                    INDIANAPOLIS, L.P.
                                 DUNHILL TEMPORARY SYSTEMS, INC.
WITNESS:                         DUNHILL PERSONNEL SYSTEM OF
                                    NEW JERSEY, INC.
 /S/ DORIS ZULUETA               DUNHILL STAFFING SYSTEMS OF
 ------------------                 MILWAUKEE, INC.
 /S/ PAUL D. SISAK               DUNHILL ENTERPRISES, INC.
-------------------
                                 By: /S/ BARRY S. LOGAN
                                     --------------------------
                                 Name:  Barry S. Logan
                                 Title: Vice President

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


                                 AGENT:

                                 NATIONSBANK, NATIONAL ASSOCIATION, as
                                 Agent for the Lenders

                                 By: /S/ ANDREW M. AIRHEART
                                     -----------------------------------
                                 Name:  Andrew M. Airheart
                                 Title: Senior Vice President

                                 LENDERS:

                                 NATIONSBANK, NATIONAL ASSOCIATION

                                 By: /S/ ANDREW M. AIRHEART
                                     -----------------------------------
                                 Name:  Andrew M. Airheart
                                 Title: Senior Vice President

                                 FIRST UNION NATIONAL BANK

                                 By: /S/ MARY A. MORGAN
                                     -----------------------------------
                                 Name:  MARY A. MORGAN
                                 Title: SENIOR VICE PRESIDENT

                                 BARNETT BANK, N.A.

                                 By: /S/ GUILLERMO G. CASTILLO
                                     -----------------------------------
                                 Name:  GUILLERMO G. CASTILLO
                                 Title: VICE PRESIDENT/CORPORATE BANKING

                                 SUNTRUST BANK, MIAMI, N.A.

                                 By: /S/ JONATHAN D. FISHER
                                     -----------------------------------
                                 Name:  JONATHAN D. FISHER
                                 Title: SENIOR VICE PRESIDENT

                                 THE BANK OF NEW YORK

                                 By: /S/ DAVID C. SIEGEL
                                     -----------------------------------
                                 Name:  DAVID C. SIEGEL
                                 Title: VICE PRESIDENT

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



                                    THE BANK OF TOKYO-MITSUBISHI, LTD.

                                    By: /S/ R. GLASS
                                        -----------------------------------
                                    Name:  R. GLASS
                                    Title: VICE PRESIDENT

                                    COMERICA BANK

                                    By: /S/ MARTIN G. ELLIS
                                        -----------------------------------
                                    Name:  MARTIN G. ELLIS
                                    Title: VICE PRESIDENT

                                    WACHOVIA BANK, N.A.

                                    By: /S/ PATRICK A. PHELAN
                                        -----------------------------------
                                    Name:  PATRICK A. PHELAN
                                    Title: VICE PRESIDENT

                                    PNC BANK, KENTUCKY, INC.

                                    By: /S/ RALPH M. BOWMAN
                                        -----------------------------------
                                    Name:  RALPH M. BOWMAN
                                    Title: VICE PRESIDENT

                                    THE SAKURA BANK, LIMITED

                                    By: /S/ HIROYASU IMANISHI
                                        -----------------------------------
                                    Name:  HIROYASU IMANISHI
                                    Title: VICE PRESIDENT & SENIOR MANAGER

                                    THE FUJI BANK AND TRUST COMPANY

                                    By: /S/ RAYMOND VENTURA
                                        -----------------------------------
                                    Name:  RAYMOND VENTURA
                                    Title: VICE PRESIDENT & MANAGER

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